                                                                  Van Eck Global

                                                       Worldwide Insurance Trust
[GRAPHIC]
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1999


        discipline


                                                      Worldwide Real Estate Fund


allocation


                diversify



                         GLOBAL INVESTMENTS SINCE 1955

                       Van Eck Worldwide Real Estate Fund
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to report that the Worldwide Real Estate Fund performed well in the first half of 1999 as many world real estate markets turned in positive results. The Fund was up 10.7% for the six months ended June 30, 1999, outperforming both the Morgan Stanley REIT Index (a U.S.-based index), which gained 4.6%, and the Salomon Smith Barney World Property Index, which increased 9.0% for the period. Since the Fund's inception on June 23, 1997, it has an average annual return of 8.3% versus declines of 9.9% for the Salomon Index and 1.0% for the Morgan Stanley Index.

Review
Your Fund was overweight North American real estate securities throughout the first half of the year since the U.S. and Canadian markets represented good value with less volatility than most other real estate markets. The U.S. real estate market, which accounted for over half of the Fund's holdings during the first six months of 1999, began the year with negative performance, a result of economic slowdown fears and continued investor focus on large capitalization growth stocks. However, in the second quarter, a number of factors reversed that trend. Concerns over a possible slowdown proved unfounded as economic growth figures came in well above expectations, a trend that continued throughout the first half. Investors became wary of the lofty valuations and questionable earnings of technology (particularly Internet) stocks and refocused on "value" stocks (those with attractive prices/valuations relative to the general market). Investment guru Warren Buffet made REIT purchases in early April, which also helped boost investor perception of the sector. Finally, most real estate companies have continued to meet and exceed earnings expectations and many have recently undergone management-led privatizations, an additional sign of strength and confidence. The environment was similar in the Canadian market (16% of total net assets) during the first half. Our Canadian position also benefited from a stronger Canadian dollar.

Our largest North American holdings included: Brookfield Properties, a prime Toronto office building company, which also owns the World Financial Center in New York City (and recently received a New York Stock Exchange listing); Oxford Properties, the dominant office landlord in Canada; and Boston Properties, a REIT that controls prime downtown office buildings in Boston, New York, Washington DC and San Francisco.

The European markets overall performed roughly in line with those in North America, with significant disparity between markets. UK real estate securities performed surprisingly well after poor results in 1998. We believe this is partially a rebound, but also a reflection of the successful IPO (initial public offering) of Canary Wharf, a high profile development near London. We have remained underweight in this market (about 1% of assets) since it is well advanced in the economic cycle and we believe most property stocks are fully valued. However, we have held a few selective UK positions.

In general, Continental Europe (9.7% of assets) continues to offer more promise and we added to our exposure in the region. Most of the Continent is at an earlier stage of economic expansion than the UK, having recently come out of recession. Euroland is also going through extensive corporate restructurings, much as the U.S. has in recent years. Among these markets, the portfolio's largest holdings have been in France (5.4% of assets), where the recovery is strong and stocks offer good value. French holdings include Accor, a global hotel company, and Unibail, which owns high-quality office buildings and shopping centers in Paris, both of which performed well in local currency terms. The Scandinavian countries are in a similarly positive environment and the Fund's Swedish holdings (1.4% of assets) also contributed to healthy returns. Spain and Italy (2.9% of assets), which outperformed in 1998, have lagged so far this year. Also hurting performance for U.S. dollar-based investors has been the remarkable weakness of the euro currency.

The Far East markets were the star performers in the first half of 1999, both in the general equity markets

                       Van Eck Worldwide Real Estate Fund
--------------------------------------------------------------------------------
and in terms of real estate securities. After incredible downturns in the latter half of 1997 and most of 1998, the Southeast Asian markets began to recover toward the end of last year. We have remained cautious given their extreme volatility, but did increase the Fund's Southeast Asian positions slightly in the second quarter as the region's recovery appeared to be gaining momentum. Japan was a surprise performer to many; it appears the Japanese government is finally taking the necessary steps to move the economy forward and investors have reacted positively. We increased the Fund's position slightly, ending the first half with 3% of assets in Japan. At June 30, the portfolio's total Far East weighting, specifically in Hong Kong, Japan and Australia, was 10.1%. We have been careful to buy primarily blue chip, large capitalization stocks of companies with "transparent" (i.e., discernible) financial statements. These include Cheung Kong, a diversified property company, and Sun Hung Kai, a dominant residential developer, both based in Hong Kong. During the first half we owned stocks in Singapore as well, which we sold at significant gains.

In terms of sector exposure in the Fund, we continued to favor large "downtown" office buildings in North America, where fundamentals remain strong and barriers to entry are high. We increased the Fund's weighting to the retail sector, buying at attractive prices after hysteria over e-commerce pushed retail store stocks substantially lower. Given strong global growth, we increased the Fund's allocation to hotel stocks during the first half of 1999 as this sector is the most economically sensitive and offers some good values. We also added selective positions in real estate service companies, such as real estate brokers and management firms, which have contributed to performance.

The Outlook
With sustained global economic growth and low interest rates, property stocks should continue to provide investors with good risk-adjusted returns. We are still very positive on North American real estate securities, which offer steady growth and relatively low risk, with dividend yields at more than 7%. Continental Europe should continue to do well, and will likely improve in the second half of the year as many European economies continue on a healthy trajectory and corporate restructurings move ahead. We are also more positive on the euro's prospects for the balance of 1999. Asia is rife with both opportunity and risk. The region's volatility presents trading opportunities and, while cautious, we hope to take further advantage of this environment.

We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund, and we look forward to working with you in the future.

[PHOTO]

/s/ Kevin L. Reid
Kevin L. Reid

Portfolio Manager
July 14, 1999

                       Van Eck Worldwide Real Estate Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Record as of 6/30/99
--------------------------------------------------------------------------------

Average Annual
Total Return
---------------------------------
Since Inception (6/23/97)   8.3 %
---------------------------------
1 Year                     (0.3)%
---------------------------------

The performance data represents past
performance and is not indicative of
future results.
Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                      Geographical Weightings
                        as of June 30, 1999

                            [PIE CHART]

Canada                  15.8%
Hong Kong               6.1%
France                  5.4%
Japan                   3.0%
United States           57.7%
Cash/Equivalents        5.7%
Other                   6.3%



                        Sector Weightings
                        as of June 30, 1999

                           [PIE CHART]

Diversified             28.3%
Hotels                  13.4%
Office/Industrial       25.8%
Residential             7.5%
Retail                  13.3%
Specialty               6.0%
Cash/Equivalents        5.7%

                       Van Eck Worldwide Real Estate Fund
                  Top Ten Equity Holdings as of June 30, 1999*

Brookfield Properties Corporation
(Canada, 3.2%)

Brookfield Properties is a North American office property company. The company owns and manages a portfolio of properties in Canada and the U.S., and also develops master-planned residential communities.

Oxford Properties Group, Inc.
(Canada, 3.2%)

Oxford Properties Group owns and manages commercial real estate. The company provides property management, design and construction, leasing and other financial management services. Oxford Properties manages office, retail, and suburban properties in cities across Canada and the U.S.

Boston Properties, Inc.
(U.S., 3.0%)

Boston Properties develops, redevelops, acquires, manages, operates and leases commercial office and industrial real estate properties. The company has a significant presence in the Boston, Washington DC, San Francisco and midtown Manhattan real estate markets.

Unibail (Union du Credit-Bail Immobilier)
(France, 2.8%)

Unibail leases and rents building space and finances real estate investments. The company's properties are located primarily in Paris and the outlying suburbs and most are comprised of major shopping centers and prime Paris office buildings.

Host Marriott Corp.
(U.S., 2.7%)

Host Marriott owns controlling interests in luxury full-service hotels such as Marriott, Ritz Carlton, Four Seasons, Hyatt and Swissotel brand names.

Starwood Hotels & Resorts Worldwide, Inc.
(U.S., 2.5%)

Starwood Hotels & Resorts is a hotel and gaming company that operates Sheraton, Weston, St. Regis, Caesars and other brands. The company owns, manages and franchises hotels and casinos worldwide.

TrizecHahn Corporation
(Canada, 2.5%)

TrizecHahn is an integrated real estate development and operating company. The company owns, develops and manages office buildings and mixed-use properties in the U.S., Canada and Europe, and through its developmental units, creates retail/entertainment and office projects in North America and Europe.

Sun Hung Kai Properties, Ltd.
(Hong Kong, 2.5%)

Sun Hung Kai Properties is an investment holding company. The principal activities of its subsidiaries are, among others, property development and investment, and hotel operations.

Cheung Kong (Holdings), Ltd.
(Hong Kong, 2.4%)

Cheung Kong is involved, through its subsidiaries, in property development and investment, real estate agencies and investments in securities.

Excel Legacy Corporation
(U.S., 2.4%)

Excel Legacy is a real estate development company that makes real estate investments through direct acquisition, development, financing and management of properties and/or participation through debt financing or equity interests of entities engaged in such businesses.
-------
* Portfolio is subject to change.

                           Worldwide Real Estate Fund
                       Schedule of Portfolio Investments
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

         No. of                                                  Value
 Country Shares                Securities (a)                   (Note 1)
-------------------------------------------------------------------------
 AUSTRALIA: 1.0%
          4,000 Westfield Holdings Ltd.                        $   24,474
                                                               ----------
 CANADA: 15.8%
          5,000 Bentall Corp.                                      52,207
          2,500 Boardwalk Equities, Inc.                           25,338
          6,000 Brookfield Properties Corp.                        78,158
          2,500 Cadillac Fairview Corp.                            47,188
          7,100 Cambridge Shopping Centers Ltd.                    39,844
          7,200 Oxford Properties Group, Inc.                      76,403
          3,000 TrizecHahn Corp.                                   61,125
                                                               ----------
                                                                  380,263
                                                               ----------
 FRANCE: 5.4%
            150 Accor S.A.                                         37,637
            175 Societe Fonciere Lyonnaise                         24,885
             75 Societe Fonciere Lyonnaise Warrants
                 (expiring 7/30/02)                                    49
            500 Unibail S.A.                                       63,940
            500 Unibail S.A. Warrants (expiring 5/11/04)            2,411
                                                               ----------
                                                                  128,922
                                                               ----------
 HONG KONG: 6.1%
          6,500 Cheung Kong (Holdings), Ltd.                       57,806
         35,000 HKR International, Ltd.                            30,224
          6,500 Sun Hung Kai Properties, Ltd.                      59,272
                                                               ----------
                                                                  147,302
                                                               ----------
 ITALY: 1.3%
         70,000 Unione Immobiliare S.p.A.                          31,017
                                                               ----------
 JAPAN: 3.0%
          4,000 Mitsubishi Estate Co. Ltd.                         39,014
          4,000 Mitsui Fudoson Co. Ltd.                            32,374
                                                               ----------
                                                                   71,388
                                                               ----------
 SPAIN: 1.6%
          2,000 Metrovacesa, S.A.                                  39,137
                                                               ----------
 SWEDEN: 1.4%
          2,000 Castellum AB                                       18,845
          1,900 Diligentia AB                                      14,770
                                                               ----------
                                                                   33,615
                                                               ----------
 UNITED KINGDOM: 1.0%
          3,000 British Land Co. PLC                               25,065
                                                               ----------
 UNITED STATES: 57.7%
          1,500 AMB Property Corp.                                 35,250
          1,000 Apartment Investment & Management Co.              42,750
          2,000 Bedford Property Investors, Inc.                   35,750
          2,000 Boston Properties, Inc.                            71,750
          2,600 Brandywine Realty Trust                            51,513
          2,000 Burnham Pacific Properties, Inc.                   24,625
          1,000 CarrAmerica Realty Corp.                           25,000
          2,000 CB Richard Ellis Service, Inc.                     49,750
          1,500 Cornerstone Properties, Inc.                       23,813
          1,600 Crescent Real Estate Equities Co.                  38,000
          1,500 Equity Office Properties Trust                     38,438

          No. of                                                      Value
 Country  Shares                   Securities (a)                    (Note 1)
-------------------------------------------------------------------------------
 UNITED STATES (continued)
             1,200 Equity Residential Properties Trust              $   54,075
            12,000 Excel Legacy Corp.                                   57,000
             8,000 Grubb & Ellis Co.                                    40,000
             3,500 Hilton Hotels Corp.                                  49,656
            15,000 Homestead Village, Inc.                              36,563
             5,500 Host Marriott Corp.                                  65,313
             5,750 Interstate Hotels Corp.                              23,719
             1,000 Jones Lang LaSalle, Inc.                             29,812
             1,800 Kilroy Reality Corp.                                 43,875
             1,200 Macerich Co. (The)                                   31,500
             1,500 Mack-Cali Realty Corp.                               46,406
             4,000 Meditrust Corp.                                      52,250
               800 Mills Corp.                                          17,350
             1,500 New Plan Excel Realty Trust                          27,000
             1,000 Pan Pacific Co.                                      19,375
             1,700 Prentiss Properties Trust                            39,950
             2,500 Prologis Trust                                       50,625
             2,000 Security Capital Group, Inc.                         29,125
             1,500 Simon Property Group, Inc.                           38,062
             2,000 Starwood Hotels & Resorts Worldwide, Inc.            61,125
             1,500 Trammell Crow Co.                                    24,656
             1,000 TriNet Corporate Realty Trust, Inc.                  27,687
             2,800 Westfield America, Inc.                              42,175
            10,755 Wyndham International, Inc.                          48,396
                                                                    ----------
                                                                     1,392,334
                                                                    ----------
 Total Stocks and Other Investments: 94.3%
 (Cost: $2,249,691)                                                  2,273,517
                                                                    ----------
         Principal
          Amount               Short-Term Obligations
-------------------------------------------------------------------------------
          $115,000 American Express Co., due 7/01/99 Interest
                    Yield 4.42%                                        115,000
           200,000 U.S. Treasury Bill, due 7/29/99 Interest Yield
                    5.58%                                              199,322
                                                                    ----------
 Total Short-Term Obligations: 13.0%
 (Amortized Cost: $314,322)                                            314,322
                                                                    ----------
 Total Investments: 107.3%
 (Cost: $2,564,013)                                                  2,587,839
 Other assets less liabilities: (7.3%)                                (175,929)
                                                                    ----------
 Net Assets: 100%                                                   $2,411,910
                                                                    ==========

Summary of
Investments           % of
By Industry        Net Assets
-----------        ----------
Diversified           28.3%
Hotels                13.4%
Office/Industrial     25.8%
Residential            7.5%
Retail                13.3%

Summary of
Investments                                                         % of
By Industry                                                      Net Assets
-----------                                                      ----------
Specialty                                                            6.0%
Short-Term Obligations                                              13.0%
Other assets less liabilities                                       (7.3%)
                                                                   -----
                                                                   100.0%
                                                                   =====

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
                       See Notes to Financial Statements

                Worldwide Real Estate Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)

Assets:
Investments at value (cost, $2,564,013) (Note 1)...................  $2,587,839
Cash...............................................................         458
Receivables:
 Dividends.........................................................       9,552
 Capital shares sold...............................................       8,309
Unrealized appreciation on forward foreign currency contracts (Note
 5)................................................................       1,291
Deferred organization costs (Note 1)...............................       4,273
                                                                     ----------
  Total assets.....................................................   2,611,722
                                                                     ----------
Liabilities:
Payables:
 Securities purchased..............................................     185,966
 Capital shares redeemed...........................................       1,405
 Accounts payable..................................................      12,441
                                                                     ----------
  Total liabilities................................................     199,812
                                                                     ----------
Net assets.........................................................  $2,411,910
                                                                     ==========
Shares outstanding.................................................     233,340
                                                                     ==========
Net asset value, redemption and offering price per share
 ($2,411,910/233,340)..............................................      $10.34
                                                                     ==========
Net assets consist of:
 Aggregate paid in capital.........................................  $2,365,470
 Unrealized appreciation of investments, forward foreign currency
  contracts and foreign currencies.................................      25,583
 Undistributed net investment income...............................      23,584
 Accumulated realized loss.........................................      (2,727)
                                                                     ----------
                                                                     $2,411,910
                                                                     ==========

Statement of Operations
Six Months Ended June 30, 1999 (Unaudited)

Income: (Note 1)
Dividends (net of foreign taxes withheld of $960)..........            $ 37,953
Interest...................................................               6,040
                                                                       --------
  Total income.............................................              43,993
Expenses:
Management (Note 2)........................................  $  9,969
Adminstration (Note 2).....................................     1,537
Reports to shareholders....................................     9,863
Professional...............................................     6,146
Amortization of deferred organization costs (Note 1).......       710
Custodian..................................................     3,235
Trustees' fees and expenses................................       119
Other......................................................       388
                                                             --------
  Total expenses...........................................    31,967
Expenses assumed by the Adviser and reduced by brokerage
 and custodian fee arrangements (Note 2)...................   (18,475)
                                                             --------
  Net expenses.............................................              13,492
                                                                       --------
Net investment income......................................              30,501
                                                                       --------
Realized and Unrealized Gain on Investments (Note 3):
Realized gain from security transactions...................             148,958
Realized gain from foreign currency transactions...........               1,651
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currencies.................               2,791
Change in unrealized depreciation of investments...........              28,520
                                                                       --------
Net gain on investments, forward foreign currency contracts
 and foreign currencies....................................             181,920
                                                                       --------
Net Increase in Net Assets Resulting from Operations.......            $212,421
                                                                       ========

                       See Notes to Financial Statements

                Worldwide Real Estate Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                        Six Months
                                                           Ended
                                                         June 30,     Year Ended
                                                           1999      December 31,
                                                        (Unaudited)      1998
                                                        -----------  ------------
Increase in Net Assets:
Operations:
 Net investment income................................  $   30,501    $   41,126
 Realized gain (loss) from security transactions......     148,958      (151,377)
 Realized gain (loss) from foreign currency
  transactions........................................       1,651        (7,007)
 Change in unrealized appreciation (depreciation) of
  forward foreign currency contracts and foreign
  currencies..........................................       2,791        (1,096)
 Change in unrealized appreciation (depreciation) of
  investments.........................................      28,520       (18,968)
                                                        ----------    ----------
 Increase (decrease) in net assets resulting from
  operations..........................................     212,421      (137,322)
                                                        ----------    ----------
Dividends and distributions to shareholders from:
 Net investment income................................     (38,540)      (13,400)
 Net realized gains...................................         --        (70,525)
                                                        ----------    ----------
 Total dividends and distributions....................     (38,540)      (83,925)
                                                        ----------    ----------
Capital share transactions*:
 Net proceeds from sales of shares....................     876,781     1,425,098
 Reinvestment of dividends............................      38,540        83,925
                                                        ----------    ----------
                                                           915,321     1,509,023
 Cost of shares reacquired............................    (583,670)     (225,204)
                                                        ----------    ----------
 Increase in net assets resulting from capital share
  transactions........................................     331,651     1,283,819
                                                        ----------    ----------
 Total increase in net assets.........................     505,532     1,062,572
Net Assets:
Beginning of period...................................   1,906,378       843,806
                                                        ----------    ----------
End of period (including undistributed net investment
 income of $23,584 and $29,972, respectively).........  $2,411,910    $1,906,378
                                                        ==========    ==========
*Shares of Beneficial Interest Issued and Redeemed
 (unlimited number of $.001 par value shares
 authorized)
 Shares sold..........................................      90,098       145,519
 Reinvestment of dividends............................       4,171         7,851
                                                        ----------    ----------
                                                            94,269       153,370
 Shares reacquired....................................     (60,691)      (24,133)
                                                        ----------    ----------
 Net increase.........................................      33,578       129,237
                                                        ==========    ==========


                       See Notes to Financial Statements

                          Worldwide Real Estate Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                                       Six Months
                                          Ended                   For the Period
                                        June 30,     Year Ended  June 23, 1997(a)
                                          1999      December 31, to December 31,
                                       (Unaudited)      1998           1997
                                       -----------  ------------ ----------------
Net Asset Value, Beginning of Period.    $ 9.54       $ 11.96         $10.00
                                         ------       -------         ------
Income From Investment Operations:
 Net Investment Income...............      0.14          0.22           0.18
 Net Gain (Loss) on Investments (both
  realized and unrealized)...........      0.86         (1.45)          1.78
                                         ------       -------         ------
Total From Investment Operations.....      1.00         (1.23)          1.96
                                         ------       -------         ------
Less Dividends and Distributions:
 Dividends from Net Investment
  Income.............................     (0.20)        (0.19)            --
 Distributions from Capital Gains....        --         (1.00)            --
                                         ------       -------         ------
Total Dividends and Distributions....     (0.20)        (1.19)            --
                                         ------       -------         ------
Net Asset Value, End of Period.......    $10.34       $  9.54         $11.96
                                         ======       =======         ======
Total Return (b).....................    10.73%       (11.35%)        19.60%
---------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)......    $2,412       $ 1,906         $  844
Ratio of Gross Expenses to Average
 Net Assets..........................     3.21%(c)      5.32%          4.92%(c)
Ratio of Net Expenses to Average Net
 Assets..............................     1.35%(c)      0.89%          0.00%(c)
Ratio of Net Investment Income to
 Average Net Assets..................     3.06%(c)      3.33%          3.62%(c)
Portfolio Turnover Rate..............       101%         107%           123%

-------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total returns for periods of less than one year are not annualized.
(c) Annualized.
                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund series (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred organization costs are being amortized over a period not to exceed five years.

Note 2--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1999 to February 28, 1999.

                          Worldwide Real Estate Fund
-------------------------------------------------------------------------------

Notes to Financial Statements (continued)
Beginning March 1, 1999, the Adviser agreed to assume expenses exceeding 1.5% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses until July 31, 1999. For the six months ended June 30, 1999 the Adviser assumed expenses in the amount of $15,497. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions. For the six months ended June 30, 1999, the Adviser agreed to assume such costs.

The Fund has a fee arrangement based on cash balances left on deposit with the custodian, which reduced the Fund's operating expenses by $2,978 for the six months ended June 30, 1999. The Fund also directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.

Note 3--Purchases and sales of securities, other than short-term obligations, aggregated $2,198,347 and $1,786,329, respectively, for the six months ended June 30, 1999. For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $2,564,013. As of June 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $23,826, of which $121,430 related to appreciated securities and $97,604 related to depreciated securities. As of December 31, 1998, the Fund had a capital loss carryforward of $95,300 available, expiring December 31, 2006.

Note 4--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--Forward Foreign Currency Contracts--The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions. At June 30, 1999, the Fund had the following outstanding forward foreign currency contract:

                                        Value at
                                       Settlement Current  Unrealized
 Contract                                 Date     Value  Appreciation
 --------                              ---------- ------- ------------
 Forward Foreign Currency Sell Contract:
 JPY      3,500,000 expiring 7/08/99    $28,941   $30,232    $1,291
                                                             ======

Note 6--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 1999, the total value of the asset and corresponding liability of the Fund's portion of the plan is $270.

Note 7--Change of Independent Accountant--During the fiscal period the Board of Trustees of the Fund approved a change of the Fund's Independent accountants to Ernst & Young LLP.

[LOGO] Van Eck Global

Investment Adviser:     Van Eck Associates Corporation
       Distributor:     Van Eck Securities Corporation
                        99 Park Avenue, New York, NY 10016 www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.